PLACEMENT AGENT AGREEMENT

April 12, 2011

ViewTrade Securities, Inc.

7280 West Palmetto Park Rd., Suite 105

Boca Raton, FL 33433

Dear Sirs:

The undersigned, Ecologic Transportation, Inc., a Nevada corporation (the "Company"), hereby agrees with ViewTrade Securities, Inc. ("ViewTrade” or "Placement Agent") as follows:

1.         Best Efforts Offering.   The Company hereby engages ViewTrade to act as its exclusive agent to sell up to $2,000,000 of the Company's Senior Convertible Notes at a conversion price to be determined between the Company and the Placement Agent (the “Offering”).  Upon signing this agreement The Company will pay ViewTrade a fee of $15,000.00 The Offering is to be done on a “best efforts” basis.   The Offering shall be offered only to "accredited investors," as such term is defined under Rule 501 (a) of the Securities Act of 1933, as amended (the “Act”) without registration pursuant to the exemption from registration provided by Regulation D under the Act.

2.         Senior Convertible Note Subscription Agreement.   The Company will assist and  prepare a Senior Convertible Note Subscription Agreement and offering document covering the proposed offering (the “Notes”) which shall meet the anti-fraud and other requirements of the federal and state securities laws.  The Notes shall be in a form and substance reasonably satisfactory to ViewTrade.  The Company agrees that it shall modify or supplement the Notes during the course of the Offering to insure that the Notes do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.  ViewTrade agrees that it will not make any use of the Notes other than for purposes of implementing this agreement, nor will it or any of its agents, employees or participating soliciting brokers or dealers use the same or do any other act or thing in the course of the offering or sale hereunder which would constitute a violation of the Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or any state "blue sky" laws or regulations applicable to this Offering.

3.         Compensation; Non-Accountable Expense Allowance.   ViewTrade will be paid at each closing of the Offering a commission of ten percent (10%) of the aggregate subscription price of the Notes to be closed.   ViewTrade will receive a non-accountable expense allowance of three percent (3%) of all subscriptions.  ViewTrade shall also receive common stock purchase warrants (the “Placement Agent Warrants”) in an amount equal to fifteen percent (15%) of all Securities sold pursuant to the Offering.  The Placement Agent Warrants shall have a cashless exercise provision and standard weighted average anti-dilution protection subject to certain carve-outs described in the Warrant Agreement including anti-dilution protection for issuances that are below the then warrant exercise price.  The Company shall set aside and at all times have available a sufficient number of shares of its Common Stock to be issued upon the exercise of the Placement Agent Warrants. With respect to the shares of Common Stock issuable upon exercise of the Placement Agent Warrants, ViewTrade shall have the same registration rights that the Purchasers have under the Registration Rights Agreement between the Company and the Purchasers in connection with the Offering, as if such shares were “Registrable Securities” covered by such Registration Rights Agreement.

4.         Further Representations and Agreements of the Company.   The Company further represents and agrees that (i) it is authorized to enter into this Agreement and to carry out the Offering contemplated hereunder and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, (ii) the Company will make itself reasonably available to ViewTrade, its agents, auditors, counsel, officers and directors to discuss with ViewTrade any aspect of the Company or its business which ViewTrade reasonably may deem relevant, (iii) the Company will deliver to ViewTrade at each closing of the Offering: (a) a certificate of each of the Company's President and Treasurer to the effect that the Note does not contain any untrue statement of material fact or fail to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and all necessary corporate approvals have been obtained to enable the Company to deliver the Note in accordance with the terms of the offering , and (iv) at or prior to any closing, the Company will furnish to ViewTrade any documents, certificates and opinions, containing such representations, warranties, covenants, agreements and information as ViewTrade may reasonably request.

5.         Further Agreements of ViewTrade.   ViewTrade will comply with all applicable rules and regulations in connection with the sale of the Notes.

6.         Indemnification.   The Company agrees to indemnify, defend and hold harmless the Placement Agent, its agents, managers, members, representatives, guarantors, sureties and each person who controls the Placement Agent within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 ("Indemnified Persons") from and against any and all losses, claims, damages, liabilities or expenses, joint or several, (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such Indemnified Persons) which they or any of them may incur under the Act, or any state securities law and the Rules and Regulations or the rules and regulations under any state securities laws or any other statute or at common law or otherwise and to reimburse such Indemnified Persons for any legal or other expense (including the cost of any investigation and preparation) incurred by any of them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or any amendment or supplement thereto or any authorized sales literature or any application or other document filed with the Commission or in any state or other jurisdiction in order to qualify the Units under the securities laws thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, all as of the date of the Offering Documents or such amendment or supplement, as the case may be, or any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents (as amended or supplemented) or other document, or the failure to comply with the security registration requirement of the Act or any applicable state law; provided, however, that the indemnity agreement shall not apply to amounts paid in settlement of any such litigation if such settlements are effected without the consent of the Company, nor shall it apply to any Indemnified Persons in respect of any such losses, claims, damages, liabilities or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by any Indemnified

Persons specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto.  This indemnity agreement is in addition to any other liability that the Company may otherwise have to the Indemnified Persons.

The Indemnified Persons agree to notify the Company promptly of the commencement of any litigation or proceeding against the Indemnified Persons, of which it may be advised, in connection with the offer and sale of any of the Units of the Company, and to furnish to the Company at its request copies of all pleadings therein and permit the Company to be an observer therein and apprise it of all the developments therein.  In case of commencement of any action in which indemnity may be sought from the Company on account of the indemnity agreement, the Indemnified Persons within ten (10) days after the receipt of written notice of the commencement of any action against the Indemnified Persons shall notify the Company in writing of the commencement thereof.  The failure to notify the indemnifying party shall not relieve it of any liability that it may have to an Indemnified Party, except to the extent that the indemnifying party did not otherwise have knowledge of the commencement of the action and the indemnifying party’s ability to defend against the action was prejudiced by such failure.  Such failure shall not relieve the indemnifying party from any other liability that it may have to the Indemnified Party.  In case any such action shall be brought against the Indemnified Persons of which the Indemnified Persons shall have notified the Company of the commencement thereof, the Company shall be entitled to participate in (and to the extent that it shall wish, to direct) the defense thereto at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Indemnified Persons in such litigation.  After notice that the Company elects to direct the defense, the Company will not be liable for any legal or other expenses incurred by the Indemnified Persons without the prior written consent of the Company.  The Company shall not be liable for amounts paid in settlement of any litigation if such settlement was effected without its consent.

The Placement Agent agrees to indemnify and hold harmless the Company, its agents, officers, directors, representatives, guarantors, sureties and each person who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (“Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses, joint or several, (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) which they or any of them may incur under the Act, or any state securities law and the Rules and Regulations or the rules and regulations under any state securities laws or any other statute or at common law or otherwise and to reimburse persons indemnified as above for any legal or other expense (including the cost of any investigation and preparation) incurred by any of them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any statement in or omission from the Offering Documents or any amendment or supplement thereto, or any application or other document filed with the Commission or in any state or other jurisdiction in order to qualify the Units under the securities laws thereof, or any information furnished, if such statements or omissions were made in reliance upon information furnished in writing to the Company by the Placement Agent or on its behalf specifically for use in connection with the preparation of the Offering Documents or amendment or supplement thereto or application or document filed.  This indemnity agreement is in addition to any other liability which the Placement Agent may otherwise have to the Company and other indemnified persons.

The Company and other Indemnified Persons agree to notify the Placement Agent promptly of commencement of any litigation or proceedings against the Placement Agent or other Indemnified Persons, in connection with the offer and sale of any of the Units and to furnish to the Placement Agent, at its request, copies of all pleadings therein and permit the Placement Agent to be an observer therein and apprise the Placement Agent of all developments therein, all at the Company's expense.  In case of commencement of any action in which indemnity may be sought from the Placement Agent on account of the indemnity agreement, the Company or other Indemnified Persons shall notify the Placement Agent of the commencement thereof in writing within ten (10) days after the receipt of written notice of the commencement of any action against the Company or against any other person indemnified, shall notify the Placement Agent in writing of such notification.  The failure to notify the indemnifying party shall not relieve it of any liability that it may have to an Indemnified Party, except to the extent that the indemnifying party did not otherwise have knowledge of the commencement of the action and the indemnifying party’s ability to defend against the action was prejudiced by such failure.  Such failure shall not relieve the indemnifying party from any other liability that it may have to the Indemnified Party.  In case any such action shall be brought against the Company or any other person indemnified of which the Company shall have notified the Placement Agent of the commencement thereof, the Placement Agent shall be entitled to participate in (and to the extent that it shall wish, to direct) the defense thereto at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Company or other persons indemnified in such litigation.  After notice that the Placement Agent elects to direct the defense, the Placement Agent will not be liable for any legal or other expenses incurred by the indemnified party without the prior written consent of the Placement Agent.  The Placement Agent shall not be liable for amounts paid in settlement of any litigation if such settlement was effected without its consent.

The Company agrees to indemnify Sub Placement Agents and Selected Dealers, if any, and there agents, officers, directors, representatives, guarantors and sureties on substantially the same terms and conditions as it indemnifies the Placement Agent and Indemnified Persons provided that each such Sub Placement Agent or Selected Dealer agrees in writing with the Placement Agent to indemnify the Company and its agents, officers, directors, representatives, guarantors and sureties on substantially the same terms and conditions as the Placement Agent indemnifies the Company The Company hereby authorizes the Placement Agent to enter into agreements with Sub Placement Agents and Selected Dealers providing for such indemnity by the Company.

7.         Miscellaneous.

(a)        Governing Law.  This Agreement and the transactions contemplated hereby shall be governed in all respects by the laws of the State of Florida, without giving effect to its conflict of law principles.

(b)        Counterparts.  This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

(c)        Notices.  Whenever notice is required to be given pursuant to this Agreement, such notice shall be in writing and shall either be (i) mailed by first class mail, postage, prepaid, addressed (a) if to ViewTrade, at the address set forth at the head of this Agreement; and (b) if to the Company, Ecologic Transportation, Inc., 1327 Ocean Avenue, Suite B Santa Monica, CA 90401 or (ii) delivered personally or by express courier.  The notice shall be deemed given, if sent by mail, on the third day after deposit in a United States post office receptacle, or if delivered personally or by express courier, then upon receipt.

(d)        Amendments.  This Agreement may not be amended, modified or waived, except in a writing signed by all of the parties hereto.

If the foregoing correctly sets forth the understanding between ViewTrade and the Company, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

Ecologic Transportation, Inc.

By:  __/s/ William N Plamondon III___

        William N Plamondon III CEO

Confirmed and Agreed To:

ViewTrade Securities, Inc.

By:       /s/ Brian Herman

      Brian Herman